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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2003



 Commission      Exact Name of Registrant as Specified in its            State of           I.R.S. Employer
 File Number         Charter, Principal Office Address and             Incorporation       Identification No.
                                   Telephone Number
------------------  -----------------------------------------------  ------------------  ----------------------
     1-16827              Premcor Inc.                                   Delaware              43-1851087
                          1700 East Putnam Avenue, Suite 500
                          Old Greenwich, Connecticut 06870
                          (203) 698-7500

     1-13514              Premcor USA Inc.                               Delaware              43-1495734
                          1700 East Putnam Avenue, Suite 500
                          Old Greenwich, Connecticut 06870
                          (203) 698-7500

     1-11392              The Premcor Refining Group Inc.                Delaware              43-1491230
                          1700 East Putnam Avenue, Suite 500
                          Old Greenwich, Connecticut 06870
                          (203) 698-7500



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                                   Page 1 of 4


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Item 5.  Other Events

     On January 28, 2003, Premcor Inc. announced that its wholly owned subsidiary, The Premcor Refining Group Inc., had priced an offering of an aggregate $525 million in senior notes at par. A copy of Premcor Inc.'s press release making such announcement is attached hereto as Exhibit 99.1.

     On January 30, 2003, Premcor Inc. announced that it completed its public offering of 12,500,000 shares of common stock at $20.00 per share and concurrently completed a private placement of 2,860,400 shares of common stock at $19.20 per share, which reflected the public offering price less underwriting commissions. A copy of Premcor Inc.'s press release making such announcement is attached hereto as Exhibit 99.2.

     On February 11, 2003, Premcor Inc. announced that The Premcor Refining Group Inc. had completed its offering of $525 million in senior notes and amended and restated its existing senior secured credit facility. A copy of Premcor Inc.'s press release making such announcement is attached hereto as
Exhibit 99.3.

     Premcor Inc. owns all of the outstanding common stock of Premcor USA Inc., and Premcor USA Inc. owns all of the outstanding common stock of The Premcor Refining Group Inc.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits

        Exhibit No.                           Description

           99.1                Press release dated as of January 28, 2003
           99.2                Press release dated as of January 30, 2003
           99.3                Press release dated as of February 11, 2003


                                  Page 2 of 4

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       Premcor Inc.
                                                     Premcor USA Inc.
                                              The Premcor Refining Group Inc.
                                                     (Co-Registrants)




                                           /s/ Dennis R. Eichholz
                                           -------------------------------------
                                           Dennis R. Eichholz
                                           Controller (principal
                                             accounting officer and
                                             duly authorized officer)


February 12, 2003

                                   Page 3 of 4

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                                  Exhibit Index

     Exhibit No.                   Description

        99.1        Press release dated as of January 28, 2003

        99.2        Press release dated as of January 30, 2003

        99.3        Press release dated as of February 11, 2003

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